                                                           [logo] PIONEER


Investments(R)





Pioneer

Science & Technology

Fund



ANNUAL REPORT 9/30/00

Table of Contents

-------------------------------------------------------------------------------
-



Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                            9

Financial Statements                              13

Notes to Financial Statements                     19

Report of Independent Public Accountants          23

Results of Shareowner Meeting                     24

Trustees, Officers and Service Providers          25

Retirement Plans from Pioneer                     26

Programs and Services for Pioneer Shareowners     28


Pioneer Science & Technology Fund



LETTER FROM THE CHAIRMAN 9/30/00





Dear Shareowner,

-------------------------------------------------------------------------------
-

By the time you read this report, we will all know how the financial markets responded to this year's election. Market reactions to presidential elections are often short-lived; after digesting the outcome, investors return to thinking about the factors that influence their portfolios: the economic outlook, the impact of higher interest rates and selecting the right investments.



In addition to squeezing corporate profits, higher interest rates cause consumers to postpone or reduce nonessential purchases. The cumulative weight of these individual decisions and today's high energy prices can already be seen in spotty retail activity and lower sales of new cars and homes. As a result, the economy will probably back off from its extraordinary recent growth pace to lower, more sustainable levels.



Now could be a perfect time to straighten up your financial house. Some of the steps you can take include contributing as much as you can to your company's retirement programs, deciding whether a Roth or Traditional IRA might be a better choice in your circumstances, and reassessing your investments in the light of changing markets. Your investment professional is your best guide to making these important decisions.



An important announcement from Pioneer



I'm very happy to report that, on October 24, 2000, Pioneer Group, Inc. was acquired by UniCredito Italiano S.p.A. Based in Milan, UniCredito is one of

Italy's largest banking groups, with assets under management of over $150 billion. As part of UniCredito, Pioneer will have access to greater resources and enjoy expanded global asset management expertise with multi-national operations and a significant presence in eight countries. Pioneer's tradition of fundamental investment analysis that has been the hallmark of our success will continue and be strengthened. We are very pleased to be joining an organization with the reputation and breadth of UniCredito. Its flourishing investment management business will be combined with Pioneer's U.S. and European investment operations to form a truly world class investment asset management company.



Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.

Chairman and President

Pioneer Science & Technology Fund

PORTFOLIO SUMMARY 9/30/00



Portfolio Diversification

-------------------------------------------------------------------------------
-

(As a percentage of total investment portfolio)



[pie chart]

U.S. Common Stocks            88%

International

Common Stocks                  7%

Short-Term

Cash Equivalents               4%

Depositary

Receipts for

International

Stocks                         1%





Sector Distribution

--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[pie chart]
T
echnology               84.6%

Health care               8.1%

Capital Goods             7.1%

Basic Materials           0.2%





10 Largest Holdings

-------------------------------------------------------------------------------
-

(As a percentage of equity holdings)





 1.    Intel Corp.                   3.09%      6.    Nortel Networks
Corp.    1.94%

 2.    Veeco Instruments, Inc.       3.02       7.    Cree, Inc.
1.90

 3.    Micron Technology, Inc.       2.94       8.    Wind River Systems
1.90

 4.    Vitesse Semiconductor Corp.   2.35       9.    Altera Corp.
1.87

 5.    EMC Corp.                     1.97      10.    Sanmina Corp.
1.86




Fund holdings will vary for other periods.

Pioneer Science & Technology Fund



PERFORMANCE UPDATE 9/30/00                             CLASS A SHARES





Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        9/30/00     3/31/00


                 $11.28      $10.00






Distributions per Share   Income      Short-Term      Long-Term

(3/31/00 - 9/30/00)       Dividends   Capital Gains   Capital Gains


                             -              -               -




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Science & Technology Fund at public offering price, compared to the growth of the Nasdaq Composite Index.



Cumulative Total Returns

(As of September 30, 2000)



               Net Asset    Public Offering

Period           Value          Price*


 Life of Fund

 (3/31/00)       12.80%          6.32%




* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.





Growth of $10,000



[mountain chart]





           Pioneer Science & Technology Fund        Nasdaq Composite Index




3/31/00     9425                                    10000

4/30/00    10264                                     8443

5/31/00     9218                                     7437

6/30/00    11235                                     8674

7/31/00    10895                                     8238

8/31/00    12969                                     9199

9/30/00    10631                                     8032
















The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and,

unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.



The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards.

Pioneer Science & Technology Fund



PERFORMANCE UPDATE 9/30/00                             CLASS B SHARES





Share Prices and Distributions

--------------------------------------------------------------------------------

Net Asset Value
per Share
9/30/00     3/31/00


                 $11.23      $10.00






Distributions per Share   Income      Short-Term      Long-Term

(3/31/00 - 9/30/00)       Dividends   Capital Gains   Capital Gains


                             -              -               -




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Science & Technology Fund, compared to the growth of the Nasdaq

Composite Index.





Cumulative Total Returns

(As of September 30, 2000)



                  If           If

Period           Held       Redeemed*


 Life of Fund

 (3/31/00)       12.30%        8.30%




* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.





Growth of $10,000



[mountain chart]







           Pioneer Science & Technology Fund        Nasdaq Composite Index




3/31/00    10000                                    10000

4/30/00    10890                                     8443

5/31/00     9760                                     7437

6/30/00    11890                                     8674

7/31/00    11520                                     8238

8/31/00    13710                                     9199

9/30/00    10830                                     8032
















The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and,

unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.



The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards.

Pioneer Science & Technology Fund



PERFORMANCE UPDATE 9/30/00                             CLASS C SHARES



Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        9/30/00     3/31/00


                 $11.23      $10.00






Distributions per Share   Income      Short-Term      Long-Term

(3/31/00 - 9/30/00)       Dividends   Capital Gains   Capital Gains


                             -              -               -




Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in

Pioneer Science & Technology Fund, compared to the growth of the Nasdaq

Composite Index.





Cumulative Total Returns

(As of September 30, 2000)



                  If           If

Period           Held       Redeemed*


 Life of Fund

 (3/31/00)       12.30%        11.30%




* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.





Growth of $10,000



[mountain chart]







           Pioneer Science & Technology Fund        Nasdaq Composite Index




3/31/00    10000                                    10000

4/30/00    10890                                     8443

5/31/00     9760                                     7437

6/30/00    11890                                     8674

7/31/00    11520                                     8238

8/31/00    13710                                     9199

9/30/00    10830                                     8032
















The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and,

unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.



The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards.

Pioneer Science & Technology Fund



PORTFOLIO MANAGEMENT DISCUSSION 9/30/00



In the following commentary, Pioneer Science & Technology Fund lead portfolio manager Thomas Crowley, and co-managers Robert Junkin and Ken Fuller, discuss the strategies behind the Fund's strong performance during its first six months of operation.



Q:  Technology stocks have been very volatile since the Fund's inception. How did the volatility affect results?



A:  Despite the erratic performance of technology stocks, Pioneer Science &

    Technology Fund delivered very positive results in the six months ended

    September 30, 2000. For the period, the Fund's Class A shares returned

    12.80%, while Class B and C shares each returned 12.30%, all at net asset value. These figures significantly outdistanced the Fund's benchmark, the

    Nasdaq Composite Index, which fell 19.68% over the same period. Fund results also comfortably surpassed the -12.71% average return of the 218 peer funds in the Lipper Science and Technology category. (Lipper is an independent firm that tracks mutual fund performance.)



    Successful stock selection was key to this strong performance. The Fund's relatively small size was another advantage, enabling us to reach our targeted ownership level of each stock quickly.



Q:  Until recently, technology stocks had been enjoying an extended boom. What has happened to change that?



A:  Two factors. First, higher interest rates and rising energy costs are threatening to take the steam out of the economy after a long period of dynamic growth. As the likelihood of a slowdown grows, investors are questioning whether technology stocks can go on expanding their earnings at the high rates of the last few years.



    Another factor is slackening demand overseas, especially in Europe, for personal computers and other electronic devices and components. Demand has shrunk partly because of the falling value of the euro, the primary currency used across almost all of developed Europe, relative to the U.S. dollar. A weak euro makes it more expensive for Europeans to purchase imported goods.

Pioneer Science & Technology Fund



Q:  What strategies have you used to cope with these erratic markets?



A: The Fund opened in the spring, in the midst of a slump in technology stocks.

    This allowed us to make initial purchases in companies we had been following, at prices that had dropped significantly from their levels of a few months earlier. Over the ensuing months, we took advantage of market inefficiencies to add to our initial holdings and establish others whenever lower prices made values more attractive.



    From the outset, we avoided the highly vulnerable dot-com world. Instead,

    all of our technology choices have been established companies operating in businesses that are integral to the continued growth of the Internet and the rapid growth of wireless communication. These choices include manufacturers of semiconductors and semiconductor capital equipment - the machines that make semiconductors - as well as networking and other essentials of the ongoing communications revolution.



    Selections that have done well include semiconductor makers Vitesse

    Semiconductor and Applied Micro Circuits. PMC-Sierra benefited from the expansion of high-speed networks as did Ciena, a maker of optical networking devices. Power-One, which makes power supplies for the communications industry, was another very strong performer. However, disappointing earnings drove down the price of Harmonic, while PRI Automation experienced manufacturing problems in its semiconductor handling systems.



Q:  The Fund's health care and biotech holdings have been a relatively small part of the portfolio. What are your feelings about this sector?



A:  Right now, health care policy is tangled in political uncertainties. We prefer to let the election dust settle and see the makeup of the new

    Congress before making decisions in this sector.



    We have been cautious and opportunistic in our approach to biotech. When

    President Clinton and Britain's Prime Minister Blair urged noncommercial ownership of the vast promise of the human genome project, biotech stocks sold off sharply, creating a buying opportunity. We originally invested in

    Protein Design Labs when

Pioneer Science & Technology Fund



PORTFOLIO MANAGEMENT DISCUSSION 9/30/00                            (continued)





    prices fell prior to a strong recovery in this core biotech holding. The company holds licenses on monoclonal antibodies used to prevent transplant rejection and in other applications.



    More recently, investors have been valuing biotech stocks the way they did

    Internet issues a short time ago. For a drug stock, that might mean relying on aggressive revenue assumptions for a drug that is still in an experimental stage. We are not comfortable being that far out on a financial limb.



Q:  Looking ahead, what will it take to calm the market for technology stocks?



A:  Once the Federal Reserve is satisfied that it has wrung the risk of inflation out of the economy, interest rates may start coming down. Lower rates would improve the outlook for corporate earnings; brighter earnings prospects are a key to more stable markets.



    That said, we are not market timers or economic forecasters. Our focus is on identifying durable trends in technology then, through intensive research,

    finding companies that can capitalize on them.



    For example, methods of communication are evolving rapidly, and the worldwide potential of wireless communication is tremendous: we expect a 50%

    increase in handset sales this year alone. Even at more modest growth rates,

    there are huge opportunities for growth among wireless companies and their suppliers. And, of course, the Internet, with technology at its heart, is a huge driver of capital expenditures.



    Short-term market sentiment aside, we are structuring the portfolio for growth over the long term, as we believe this approach has the potential to be rewarding for the Fund's shareholders.

Pioneer Science & Technology Fund



SCHEDULE OF INVESTMENTS 9/30/00









  Shares                                                                Value


             COMMON STOCKS - 95.6%

             Basic Materials - 0.2%

             Chemicals (Specialty) - 0.2%

   9,200     Proton Energy Systems, Inc.*                         $   263,350

                                                                  -----------

             Total Basic Materials                                $   263,350

                                                                  -----------

             Capital Goods - 6.8%

             Electrical Equipment - 6.4%

  46,000     Kemper Corp.*                                        $ 1,270,750

   7,000     Power-One, Inc.*                                         423,609

  23,000     Sanmina Corp.*                                         2,153,375

  49,100     SCI Systems, Inc.*                                     2,013,100

  42,000     Solectron Corp.*                                       1,937,250

                                                                  -----------

                                                                  $ 7,798,084

                                                                  -----------

             Engineering & Construction - 0.4%

   7,600     Cosine Communications, Inc.*                         $   422,275

                                                                  -----------

             Total Capital Goods                                  $ 8,220,359

                                                                  -----------

             Healthcare - 7.8%

             Biotechnology - 6.1%

   9,200     Arena Pharmaceuticals, Inc.*                         $   395,600

  23,000     Dyax Corp.*                                            1,006,250

  11,600     ImClone Systems, Inc.*                                 1,357,925

  15,000     Invitrogen Corp.*                                      1,066,875

   5,100     Millennium Pharmaceuticals, Inc.*                        744,919

  22,000     OSI Pharmaceuticals, Inc.*                             1,540,000

   4,600     Protein Design Labs, Inc.*                               554,300

   9,600     QLT Phototherapeutics, Inc.*                             680,400

                                                                  -----------

                                                                  $ 7,346,269

                                                                  -----------

             Healthcare (Drugs - Generic & Other) - 0.1%

   4,600     Durect Corp.*                                        $    69,000

                                                                  -----------

             Healthcare (Drugs - Major Pharmaceuticals) - 0.9%

  32,200     The Medicines Company*                               $ 1,100,838

                                                                  -----------

             Healthcare (Medical Products/Supplies) - 0.7%

  47,800     Argonaut Technologies Inc.*                          $   887,287

                                                                  -----------

             Total Healthcare                                     $ 9,403,394

                                                                  -----------




The accompanying notes are an integral part of these financial statements.
9

Pioneer Science & Technology Fund



SCHEDULE OF INVESTMENTS 9/30/00                                    (continued)





  Shares                                                          Value


             Technology - 80.8%

             Communicaton Equipment - 11.1%

   6,700     Exfo Electro-Optical Engineering, Inc.*        $   291,869

  12,200     Ciena Corp.*                                     1,498,313

  12,100     Corvis Corp.*                                      738,667

  47,000     Harmonic, Inc.*                                  1,128,000

  42,000     Lucent Technologies, Inc.                        1,283,625

  39,000     Motorola Inc.                                    1,101,750

   3,000     New Focus, Inc.*                                   237,188

  29,200     Nokia Corp. (A.D.R.)                             1,162,525

  37,700     Northern Telecom Ltd.                            2,245,506

   5,000     ONI Systems Corp.*                                 431,562

  14,100     Qualcomm Inc.*                                   1,004,625

  32,800     RF Micro Devices Inc.*                           1,029,100

  26,000     Tellabs, Inc.*                                   1,241,500

                                                            -----------

                                                            $13,394,230

                                                            -----------

             Electronics (Component Distributors) - 2.7%

  22,500     Flextronics International, Ltd.*               $ 1,847,813

   6,800     PMC - Sierra Inc.*                               1,463,700

                                                            -----------

                                                            $ 3,311,513

                                                            -----------

             Computers (Hardware) - 3.5%

  53,000     Compaq Computer Corp.                          $ 1,461,740

  37,000     Dell Computer Corp.*                             1,140,063

  14,500     Sun Microsystems, Inc.*                          1,692,875

                                                            -----------

                                                            $ 4,294,678

                                                            -----------

             Computers (Networking) - 7.7%

  60,000     Cabletron Systems, Inc.*                       $ 1,762,500

  35,000     Cisco Systems, Inc.*                             1,933,750

   9,200     Elastic Networks Inc.*                             128,225

  23,000     EMC Corp.*                                       2,279,875

  14,500     Sycamore Networks Inc.*                          1,566,000

  13,800     Simple Technology, Inc.*                           133,688

  15,500     Worldgate Communications, Inc.*                    325,500

  48,000     Xircom Inc.*                                     1,212,000

                                                            -----------

                                                            $ 9,341,538

                                                            -----------

             Computer (Software and Services) - 9.4%

   8,900     Ariba, Inc.*                                   $ 1,275,064

  12,800     Blue Martini Software, Inc.*                       433,600




10    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund





  Shares                                                           Value


             Computers (Software & Services) - (continued)

  24,200     E.Piphany Inc.*                                  $ 1,864,913

   1,800     Genomica Corp*                                        34,987

  26,500     Oracle Corp.*                                      2,086,875

  80,000     Parametric Technology Co.*                           875,000

  55,000     Scient Corp*                                       1,151,563

  38,500     Synopsys, Inc.*                                    1,458,188

  46,000     Wind River Systems*                                2,205,124

                                                              -----------

                                                              $11,385,314

                                                              -----------

             Electronics (Semiconductor) - 26.8%

  48,700     Adaptec, Inc.*                                   $   974,000

  36,000     Alpha Industries, Inc.*                            1,226,250

  45,300     Altera Corp.*                                      2,163,075

  19,000     Analog Devices, Inc.*                              1,568,688

   8,300     Applied Micro Circuits Corp.*                      1,718,619

   5,200     Broadcom Corp.*                                    1,267,500

  19,000     Cree Inc.*                                         2,208,750

  35,000     Integrated Circuit Systems, Inc*                     647,500

  86,300     Intel Corp.                                        3,586,844

  22,500     JDS Uniphase Corp.*                                2,130,469

  74,000     Micron Technology, Inc.*                           3,404,000

  29,500     Sandisk Corp.*                                     1,969,125

  30,000     Semtech Corp*                                      1,293,750

  27,000     Stratos Lightwave, Inc.*                             870,750

  33,000     Triquint Semiconductor Inc.*                       1,202,438

  37,000     Texas Instruments, Inc.                            1,745,938

  30,700     Vitesse Semiconductor Corp.*                       2,730,381

   9,160     Waters Corp.*                                        815,240

  11,900     Xilinx, Inc.*                                      1,018,935

                                                              -----------

                                                              $32,542,252

                                                              -----------

             Equipment (Semiconductor) - 19.6%

  35,000     Applied Materials, Inc.*                         $ 2,075,938

  43,400     ASM Lithography Holdings NV*                       1,402,363

  57,300     ATMI, Inc.*                                        1,339,388

  41,000     Brooks Automation, Inc.*                           1,358,125

  46,000     Cymer, Inc.*                                       1,411,625

  25,800     DuPont Photomasks, Inc.*                           1,515,750

  35,500     EMCORE Corp.*                                      1,476,023




The accompanying notes are an integral part of these financial statements.
11

Pioneer Science & Technology Fund



SCHEDULE OF INVESTMENTS 9/30/00                                    (continued)





    Shares                                                       Value


               Equipment (Semiconductor) - (continued)

    18,000     HI/FN Inc.*                                $  1,226,250

    34,000     KLA-Tencor Corp.*                             1,400,375

    80,000     Lam Research Corp.*                           1,675,000

    36,500     Novellus Systems, Inc.*                       1,699,531

    40,000     Photon Dynamics Inc.*                         1,510,000

    55,500     PRI Automation, Inc.*                         1,012,875

    34,000     Teradyne, Inc.*                               1,190,000

    33,000     Veeco Instruments, Inc.*                      3,506,764

                                                          ------------

                                                          $ 23,800,007

                                                          ------------

               Total Technology                           $ 98,069,532

                                                          ------------

               TOTAL COMMON STOCK

               (Cost $120,633,036)                        $115,956,635

                                                          ============




 Principal

  Amount


               TEMPORARY CASH INVESTMENTS - 4.4%

 5,387,000     Household Finance Corp., 6.65%, 10/2/00

               (Cost $5,387,000)                          $  5,387,000

                                                          ------------

               TOTAL INVESTMENTS IN SECURITIES AND

               TEMPORARY CASH INVESTMENTS - 100.0%

               (Cost $126,020,036) (a)                    $121,343,635

                                                          ============




* Non-income producing security.



(a) At September 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $126,020,036 was as follows:





 Aggregate gross unrealized gain for all investments in which

 there is an excess of value over cost                             $
13,360,400

 Aggregate gross unrealized loss for all investments in which there is an excess of cost over value
(18,036,801)


------------

 Net unrealized loss                                               $
(4,676,401)


============




Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2000, aggregated $132,362,334 and $14,040,371,

respectively.



12    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund



BALANCE SHEET 9/30/00





ASSETS:

  Investment in securities, at value (including temporary cash

  investment of $5,387,000) (cost $126,020,036)                   $121,343,635

  Cash                                                                 579,298

  Receivables -

    Investment securities sold                                         549,064

    Fund shares sold                                                 1,525,759

    Dividends                                                            4,756

  Other                                                                 27,598

                                                                  ------------

      Total assets                                                $124,030,110

                                                                  ------------

LIABILITIES:

  Payables -

    Investment securities purchased                               $  5,634,644

    Fund shares repurchased                                             32,405

  Due to affiliates                                                    144,240

  Accrued expenses                                                      78,951

                                                                  ------------

      Total liabilities                                           $  5,890,240

                                                                  ------------

NET ASSETS:

  Paid-in capital                                                 $121,022,047

  Accumulated undistributed net realized gain on investments         1,794,224

  Net unrealized loss on investments
(4,676,401)

                                                                  ------------

      Total net assets                                            $118,139,870

                                                                  ============

NET ASSET VALUE PER SHARE:

  Class A (based on $58,853,953/5,219,817 shares)                 $      11.28

                                                                  ============

  Class B (based on $52,957,402/4,717,767 shares)                 $      11.23

                                                                  ============

  Class C (based on $6,328,515/563,782 shares)                    $      11.23

                                                                  ============

MAXIMUM OFFERING PRICE:

  Class A                                                         $      11.97

                                                                  ============




The accompanying notes are an integral part of these financial statements.
13

Pioneer Science & Technology Fund



STATEMENT OF OPERATIONS

For the Period from 3/31/00 (Commencement of Operations) to 9/30/00





INVESTMENT INCOME:

  Dividends                                       $  7,123

  Interest                                          97,869

                                                  --------

  Total investment income                                       $   104,992

                                                                -----------

EXPENSES:

  Management fees                                 $318,625

  Transfer agent fees

    Class A                                         55,937

    Class B                                         41,830

    Class C                                          7,042

  Distribution fees

    Class A                                         41,512

    Class B                                        136,016

    Class C                                         16,561

  Administrative Fees                               15,706

  Custodian fees                                    44,360

  Registration fees                                 50,598

  Professional fees                                 28,457

  Printing                                           9,750

  Fees and expenses of nonaffiliated trustees       11,421

  Miscellaneous                                        180

                                                  --------

      Total expenses                                            $   777,995

      Less management fees waived and expenses

        reimbursed by Pioneer Investment

        Management, Inc.                                            (95,349)

      Less fees paid indirectly                                     (10,262)

                                                                -----------

      Net expenses                                              $   672,384

                                                                -----------

        Net investment loss                                     $  (567,392)

                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized gain on investments                              $ 2,311,073

  Net unrealized loss on investments                             (4,676,401)

                                                                -----------

    Net decrease in net assets resulting from

      operations                                                $(2,932,720)

                                                                ===========




14    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund



STATEMENTS OF CHANGES IN NET ASSETS

For the Period from 3/31/00 (Commencement of Operations) to 9/30/00





FROM OPERATIONS:

Net investment loss                                                     $
(567,392)

Net realized gain on investments
2,311,073

Net unrealized loss on investments
(4,676,401)


------------

  Net decrease in net assets resulting from operations                  $
(2,932,720)


------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares
$131,801,752

Cost of shares repurchased
(11,029,162)


------------

  Net increase in net assets resulting from fund share transactions
$120,772,590


------------

  Net increase in net assets
$117,839,870

NET ASSETS:

Beginning of period (initial capitalization - 30,000 shares)
300,000


------------

End of period (including accumulated net investment

  loss of $0)
$118,139,870


============






                                                          '00 Shares
'00 Amount


CLASS A

Shares sold                                                5,851,463
$67,619,269

Less shares repurchased                                     (641,646)
(7,711,914)

                                                           ---------
-----------

  Net increase                                             5,209,817
$59,907,355

                                                           =========
===========

CLASS B

Shares sold                                                4,924,731
$57,070,067

Less shares repurchased                                     (216,964)
(2,548,432)

                                                           ---------
-----------

  Net increase                                             4,707,767
$54,521,635

                                                           =========
===========

CLASS C

Shares sold                                                  616,204     $
7,112,416

Less shares repurchased                                      (62,422)
(768,816)

                                                           ---------
-----------

  Net increase                                               553,782     $
6,343,600

                                                           =========
===========




The accompanying notes are an integral part of these financial statements.
15

Pioneer Science & Technology Fund



FINANCIAL HIGHLIGHTS 9/30/00





                                                                      3/31/00

                                                                        to

                                                                      9/30/00


CLASS A

Net asset value, beginning of period                                  $ 10.00

                                                                      -------

Increase (decrease) from investment operations:



  Net investment loss                                                 $ (0.05)

  Net realized and unrealized gain on investments                        1.33

                                                                      -------

Net increase in net asset value                                       $  1.28

                                                                      -------

Net asset value, end of period                                        $ 11.28

                                                                      =======

Total return*
12.80%

Ratio of net expenses to average net assets+
1.78%**

Ratio of net investment loss to average net assets+
(1.45)%**

Portfolio turnover rate
40%**

Net assets, end of period (in thousands)                              $58,854

Ratios assuming no waiver of management fees and assumption

  of expenses by PIM and no reduction for fees paid indirectly:

   Net expenses
2.08%**

   Net investment loss
(1.75)%**

Ratios assuming waiver of management fees and assumption

  of expenses by PIM and reduction for fees paid indirectly:

   Net expenses
1.75%**

   Net investment loss
(1.42)%**




* Assumes initial investment at net asset value at the beginning of the period,

   reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.



16    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund



FINANCIAL HIGHLIGHTS 9/30/00





                                                                      3/31/00

                                                                        to

                                                                      9/30/00


CLASS B

Net asset value, beginning of period                                  $ 10.00

                                                                      -------

Increase (decrease) from investment operations:

  Net investment loss                                                 $ (0.06)

  Net realized and unrealized gain on investments                        1.29

                                                                      -------

Net increase in net asset value                                       $  1.23

                                                                      -------

Net asset value, end of period                                        $ 11.23

                                                                      =======

Total return*
12.30%

Ratio of net expenses to average net assets+
2.52%**

Ratio of net investment loss to average net assets+
(2.19)%**

Portfolio turnover rate
40%**

Net assets, end of period (in thousands)                              $52,957

Ratios assuming no waiver of management fees and assumption

  of expenses by PIM and no reduction for fees paid indirectly:

   Net expenses
2.82%**

   Net investment loss
(2.49)%**

Ratios assuming waiver of management fees and assumption

  of expenses by PIM and reduction for fees paid indirectly:

   Net expenses
2.50%**

   Net investment loss
(2.17)%**




* Assumes initial investment at net asset value at the beginning of the period,

   reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.
17

Pioneer Science & Technology Fund



FINANCIAL HIGHLIGHTS 9/30/00





                                                                     3/31/00

                                                                       to

                                                                     9/30/00


CLASS C

Net asset value, beginning of period                                  $10.00

                                                                      ------

Increase (decrease) from investment operations:

  Net investment loss                                                 $(0.06)

  Net realized and unrealized gain on investments                       1.29

                                                                      ------

Net increase in net asset value                                       $ 1.23

                                                                      ------

Net asset value, end of period                                        $ 1.23

                                                                      ======

Total return*
12.30%

Ratio of net expenses to average net assets+
2.49%**

Ratio of net investment loss to average net assets+
(2.17)%**

Portfolio turnover rate
40%**

Net assets, end of period (in thousands)                              $6,329

Ratios assuming no waiver of management fees and assumption

  of expenses by PIM and no reduction for fees paid indirectly:

   Net expenses
2.79%**

   Net investment loss
(2.47)%**

Ratios assuming waiver of management fees and assumption

  of expenses by PIM and reduction for fees paid indirectly:

   Net expenses
2.45%**

   Net investment loss
(2.13)%**




* Assumes initial investment at net asset value at the beginning of the period,

   reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.



18    The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund



NOTES TO FINANCIAL STATEMENTS 9/30/00





1. Organization and Significant Accounting Policies



Pioneer Science & Technology Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified,

open-end management investment company. The Fund was organized on January 14,

2000 and commenced operations on March 31, 2000. Prior to March 31, 2000, the

Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc.
(PFD).

After shareholder and regulatory approval, UniCredito Italiano S.p.A.
completed

its acquisition of The Pioneer Group, Inc. (PGI) on October 24, 2000. The

investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities.



The Fund offers three classes of shares - Class A, Class B and Class C shares.

Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting,

redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A,

Class B and Class C shareholders, respectively.



The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:



A.  Security Valuation



    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded.

Pioneer Science & Technology Fund



NOTES TO FINANCIAL STATEMENTS 9/30/00                              (continued)





    Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.



    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.



B.  Federal Income Taxes



    It is the Fund's policy to comply with the requirements of the Internal

    Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.



    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.



    At October 31, 2000, the Fund has reclassified $516,849 and $50,543 from accumulated undistributed net realized gain on investments and paid in capital, respectively, to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.



C.  Fund Shares



    The Fund records sales and repurchases of its shares as of trade date.
PFD,

    the principal underwriter for the Fund and an indirect subsidiary of The

    Pioneer Group, Inc. (PGI), earned approximately $6,810 in underwriting commissions on the sale of Fund shares during the period ended
September 30,

    2000.

Pioneer Science & Technology Fund



D.  Class Allocations



    Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund,

    respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.



    Distributions to shareholders are recorded as of the ex-dividend date.

    Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount,

    except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.



2. Management Agreement



Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser,

manages the Fund's portfolio and is a wholly owned subsidiary of PGI.
Management

fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.



PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit

Class A expenses to 1.75% of the average daily net assets attributable to Class

A shares; the portion of the Fund-wide expenses attributable to Class B and

Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.



In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2000, $53,296 was payable to

PIM related to management fees, administrative fees and certain other services.

Pioneer Science & Technology Fund



NOTES TO FINANCIAL STATEMENTS 9/30/00                              (continued)





3. Transfer Agent



PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $28,694 in transfer agent fees payable to PSC at September 30,

2000.



4. Distribution Plans



The Fund adopted a Plan of Distribution for each class of shares (Class A
Plan,

Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment

Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the

Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25%

service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $62,250 in distribution fees payable to PFD at September 30, 2000.



In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase.

Class B shares that are redeemed within six years of purchase are subject to a

CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to

PFD. For the period ended September 30, 2000, CDSCs in the amount of $14,095 were paid to PFD.



5. Expense Offsets



The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended September 30, 2000,

the Fund's expenses were reduced by $10,262 under such arrangements.

Pioneer Science & Technology Fund



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Shareowners and the Board of Trustees of

Pioneer Science & Technology Fund:



We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Science & Technology Fund as of September 30,
2000, and

the related statement of operations, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Pioneer Science & Technology Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP





Boston, Massachusetts

November 3, 2000

Pioneer Science & Technology Fund



RESULTS OF SHAREOWNER MEETING





On September 11, 2000, Pioneer Science & Technology Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer

Investment Management, Inc. ("Pioneer"), the Fund's investment adviser.
The new

contract will take effect only if the proposed acquisition of The Pioneer
Group,

Inc., the parent of Pioneer, by UniCredito Italiano S.p.A. is consummated.

Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. Here are the detailed results of the votes.



Proposal 1 - To approve a new management contract.





  Affirmative          Against           Abstain


 4,082,959.759        77,126.208        78,631.698






Proposal 2 - To elect Trustees.





   Nominee             Affirmative          Withheld


 M.K. Bush            4,138,728.682         99,988.983

 J.F. Cogan, Jr.      4,132,448.164        106,269.501

 Dr. R. H. Egdahl     4,128,447.957        110,269.708

 M.B.W. Graham        4,140,220.540         98,497.125

 M.A. Piret           4,139,131.917         99,585.748

 D.D. Tripple         4,140,685.403         98,032.262

 S.K West             4,126,303.651        112,414.014

 J. Winthrop          4,140,964.032         97,753.633


Pioneer Science & Technology Fund



TRUSTEES, OFFICERS AND SERVICE PROVIDERS





Trustees                        Officers

John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and

Mary K. Bush                      President

Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President

Margaret B.W. Graham            Eric W. Reckard, Treasurer

Marguerite A. Piret             Joseph P. Barri, Secretary

David D. Tripple

Stephen K. West

John Winthrop



Investment Adviser

Pioneer Investment Management, Inc.



Custodian

Brown Brothers Harriman & Co.



Independent Public Accountants

Arthur Andersen LLP



Principal Underwriter

Pioneer Funds Distributor, Inc.



Legal Counsel

Hale and Dorr LLP



Shareowner Services and Transfer Agent

Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER



Pioneer has a long history of helping people work toward their retirement goals,

offering plans suited to the individual investor and businesses of all sizes.

For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



Individual Plans



Individual Retirement Account (IRA)



An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to
$2,000

annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.



Roth IRA



The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.



401(k) Plan



The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.



SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan



Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan



Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.



Simplified Employee Pension Plan (SEP)



SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees;

contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.



Profit Sharing Plan



Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.



Age-Weighted Profit Sharing Plan



Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary.

Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.



Money Purchase Pension Plan (MPP)



Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year,

determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS



Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.



FactFone(SM)



Our automated account information service, available to you 24 hours a day,

seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information,

have your 13-digit account number and four-digit personal identification number at hand.



90-Day Reinstatement Privilege (for Class A Shares)



Enables you to reinvest all or a portion of the money you redeem from your

Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.



Investomatic Plan



An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.



Payroll Investment Program (PIP)



Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing
Pioneer

to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program



A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)



Directed Dividends



Lets you invest cash dividends from one Pioneer fund to an account in another

Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)



Direct Deposit



Lets you move money into your bank account using electronic funds transfer

(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer

Direct Deposit Form, giving your instructions.



Systematic Withdrawal Plan (SWP)



Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER



We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.



Call us for:



Account Information, including existing accounts,

new accounts, propectuses, applications

and service forms                                          1-800-225-6292



FactFone(SM) for automated fund yields, prices,

account information and transactions                       1-800-225-4321



Retirement plans information                               1-800-622-0176



Telecommunications Device for the Deaf (TDD)               1-800-225-1997



Write to us:



Pioneering Services Corporation

60 State Street

Boston, Massachusetts 02109



Our toll-free fax                                          1-800-225-4240



Our internet e-mail address                          ask.pioneer@piog.com

(for general questions about Pioneer only)



Visit our web site:                                  www.pioneerfunds.com



This report must be preceded or accompanied by a current Fund prospectus.





[logo] PIONEER

       Investments(R)



Pioneer Investment Management, Inc.

60 State Street

Boston, Massachusetts 02109

www.pioneerfunds.com



9088-00-1100

(Copyright) Pioneer Funds Distributor, Inc.

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